SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 22, 2003
                                                        ------------------

                                BRT REALTY TRUST
               (Exact name of registrant as specified in charter)



     Massachusetts                  1-7172                       13-2755856
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     (State or other        (Commission file no.)             (IRS Employer
      jurisdiction of                                            I.D. No.)
       incorporation)

           60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
           ----------------------------------------------------------
           (Address of principal executive offices)        (Zip code)

         Registrant's telephone number, including area code 516-466-3100
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Item 9.   Regulation FD Disclosure

     Attached hereto as an exhibit is a copy of a Press Release issued by the registrant on September 22, 2003.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned officer thereunto duly authorized.



                                          BRT REALTY TRUST



Date: September 22, 2003                  By:  /s/ Simeon Brinberg
                                          ----------------------------
                                              Simeon Brinberg
                                              Senior Vice President
                                              and Secretary




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                                BRT REALTY TRUST
                         60 Cutter Mill Road, Suite 303
                              Great Neck, NY 11021
                            Telephone (516) 466-3100
                               Fax (516) 466-3132
                                www.BRTRealty.com


                           BRT REALTY TRUST ANNOUNCES
                        THE FORMER CFO OF YONKERS SAVINGS
                                 JOINS ITS STAFF


Great Neck, New York, September 22, 2003 -- BRT Realty Trust (NYSE:BRT) announced today that Joseph D. Roberto, formerly Senior Vice President and Chief Financial Officer of Yonkers Savings and Loan Association F.A. and its holding company Yonkers Financial Corp., has joined BRT's staff on a fulltime basis. Mr. Roberto`s initial activities with BRT will be devoted to leading an effort by BRT to organize and obtain regulatory approval to operate a "de novo" bank as a taxable REIT subsidiary of BRT.

Jeffrey Gould, President and Chief Executive Officer stated that owning and operating a bank as a wholly owned taxable REIT subsidiary is a natural extension of BRT's mortgage lending activities. Continuing, he stated that the Trust was indeed fortunate to have someone with Mr. Roberto's valuable experience in the banking industry to lead this effort by BRT. Mr. Roberto was employed by Yonkers Financial Corp. and the Yonkers Savings and Loan Association for 29 years, seven of which as Chief Financial Officer. Yonkers Savings and Loan Association F.A. was acquired by Atlantic Bank ofNew York in 2002.

The press release includes forward looking statements as defined in the Private Securities Litigation Reform Act of 1995. BRT intends such forward looking statements to be covered by the safe harbor provisions for forward looking statements contained in the said Act and includes these statements for the purposes of complying with these safe harbor provisions. The forward looking statements should not be relied upon since they involve known and unknown risks, uncertainties and other factors, which in some cases are beyond BRT's control.

Contact: Simeon Brinberg - 516.466.3100